SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 22, 2003


PATRIOT BANK CORP
      (Exact name of registrant as specified in its charter)

          Pennsylvania              0-26744        23-2820537
   (State or other jurisdiction   (Commission    (IRS Employer
         of incorporation)        File Number)    Indent. No.)

    High and Hanover Streets, Pottstown Pennsylvania     19464
         (Address of principal executive office)      (Zip Code)

                          (610) 323-1500
        Registrant's telephone number, including area code

                               N/A
  (Former name or former address, if changed since last report.)



Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

     The following exhibits are filed herewith:

       99.1  Press Release, dated July 22, 2003, of
             Patriot Bank Corp.

Item 9.  Regulation FD Disclosure.

     This item is being filed as an Item 12. "Results of Operations and Financial Condition." pursuant to the Securities and Exchange Commission's filing guidance issued on March 27, 2003 regarding Final Rule 33-8216.

     The Company's press release, dated July 22, 2003, announcing its earnings for the three (3) month period ended
June 30, 2003, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PATRIOT BANK CORP.

Dated:  July 22, 2003           /s/ Richard A. Elko
                                ---------------------------
                                Richard A. Elko,
                                President and
                                Chief Executive Officer